UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 1, 2006

GBC Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-50265	58-2265327
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
165 Nash Street, Lawrenceville, Georgia 30045
(Address of principal executive office) (zip code)
Registrant’s telephone number, including area code: (770) 995-0000

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On June 1, 2006, GBC Bancorp, Inc., a Georgia corporation (the “Company”), and First Charter Corporation, a North Carolina corporation (“First Charter”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, the Company will merge with and into First Charter, with First Charter surviving the merger (the “Merger”). The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     At the effective time and as a result of the Merger, for their shares of the Company’s common stock, the Company’s shareholders will generally have the right to elect to receive shares of First Charter common stock, cash consideration, or a combination of First Charter common stock and cash consideration.
     Consummation of the Merger is subject to customary conditions, including (i) approval of the holders of the Company’s common stock; (ii) receipt of all regulatory approvals required to consummate the Merger and the other transactions contemplated by the Merger Agreement; (iii) absence of any law or order prohibiting the Merger and the other transactions contemplated by the Merger Agreement; (iv) the effectiveness of a registration statement on Form S-4 filed by First Charter to register the shares of First Charter common stock to be issued to the Company’s shareholders pursuant to the Merger; (v) the approval of such shares for listing on NASDAQ; (vi) subject to certain exceptions, the accuracy of the parties’ representations and warranties; and (vii) exercise or cancellation of all outstanding options to purchase the Company’s common stock. First Charter is not required to obtain shareholder approval of the Merger.
     As a condition to entering into the Merger Agreement, First Charter required that Larry D. Key, the Chairman of the Board, President and Chief Executive Officer of the Company, enter into an employment agreement with First Charter to serve as an Executive Vice President of First Charter and a Regional President of First Charter Bank following the completion of the Merger. Mr. Key’s employment agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K. First Charter also required, as a condition to entering into the Merger Agreement, that each of Katrina M. Winberg and Michael L. Couch enter into a retention agreement with First Charter. Ms. Winberg serves as Senior Vice President, SBA Lending for the Company and Mr. Couch serves as a Senior Vice President and Senior Construction Loan Officer for the Company. Pursuant to these agreements, upon completion of the Merger each of Ms. Winberg and Mr. Couch will serve in a substantially similar position for First Charter as each did for the Company. Ms. Winberg’s retention agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K and Mr. Couch’s retention agreement is filed as Exhibit 99.3 to this Current Report on Form 8-K. First Charter has also entered into retention agreements with substantially all of the key lending personnel at the Company.
     As a condition to entering into the Merger Agreement, First Charter required each of the Company’s directors and executive officers to execute, or agree to execute, a voting agreement with First Charter pursuant to which, among other things, such individual agrees to (a) vote his shares of the Company’s common stock in favor of the Merger and against an alternative business combination and (b) not sell or transfer any shares of the Company’s common stock. The voting agreement is attached as Exhibit 2.2 to this Current Report on Form 8-K.
     The Merger Agreement contains certain termination rights for both the Company and First Charter and provides that, upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay First Charter a termination fee of $3.57 million plus the reasonable actual expenses incurred by First Charter in connection with the Merger Agreement.
     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K.
     SHAREHOLDERS ARE URGED TO READ OUR PROXY STATEMENT AND FIRST CHARTER’S REGISTRATION STATEMENT REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain free copies of our proxy statement and First Charter’s registration statement, as well as other filings containing information about the Company and First Charter, without charge, at the website of the Securities and Exchange Commission (the “Commission”) (http://www.sec.gov). Our proxy statement may also be obtained for free from the Company by writing or telephoning our Corporate Secretary, 165 Nash Street, Lawrenceville, Georgia 30045, (770) 995-0000.
     The respective directors and executive officers of First Charter and the Company and other persons may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information regarding First Charter’s directors and executive officers is available in its proxy statement filed with the Commission by First Charter on March 22, 2006, and information regarding the Company’s directors and executive officers is available in its proxy statement filed with the Commission by the Company on July 28, 2005. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
     Exhibit 2.1 — Agreement and Plan of Merger by and between First Charter Corporation and GBC Bancorp, Inc. dated as of June 1, 2006.
     Exhibit 2.2 — Voting Agreement dated as of June 1, 2006 among First Charter Corporation and the shareholders named therein.
     Exhibit 99.1 — Employment Agreement for Larry D. Key.
     Exhibit 99.2 — Retention Agreement for Katrina M. Winberg.
     Exhibit 99.3 — Retention Agreement for Michael L. Couch.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, GBC Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBC Bancorp, Inc.
Date: June 6, 2006	By:	/s/ Larry D. Key
		Name:	Larry D. Key
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and between First Charter Corporation and GBC Bancorp, Inc. dated as of June 1, 2006.

2.2	Voting Agreement dated as of June 1, 2006 among First Charter Corporation and the shareholders named therein.

99.1	Employment Agreement for Larry D. Key.

99.2	Retention Agreement for Katrina M. Winberg.

99.3	Retention Agreement for Michael L. Couch.